Employee Benefit Plan	12 Months Ended
Dec. 31, 2012
Employee Benefit Plan

Note 11 — Employee Benefit Plan

The Company sponsors a defined contribution 401(k) plan (Plan) in which substantially all U.S. employees are eligible to participate. The Company matches 100 percent of the first 4 percent and 50 percent of the next 2 percent of an employee’s pre-tax contributions. The costs of our matching contributions to the Plan were $2.8 million, $2.4 million and $2.4 million in 2012, 2011 and 2010, respectively. Employees become 100 percent vested in the employer match contributions immediately upon participation in the Plan. Coverage for office based employees begins on the date of hire. For rig-based and rental tools employees, coverage begins on the first of the month following completion of 30 calendar days of continuous full-time employment.